UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 20, 2023
KONTOOR BRANDS, INC.

(Exact name of registrant as specified in charter)

North Carolina	001-38854	83-2680248
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
400 N. Elm Street
Greensboro, North Carolina 27401
(Address of principal executive offices)
(336) 332-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, no par value	KTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 20, 2023, the Board of Directors of Kontoor Brands, Inc. (the "Company") amended Section 2 of Article II of the Bylaws of the Company to eliminate the director age limit.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 20, 2023, the Company held its 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”). At the 2023 Annual Meeting, the Company’s shareholders voted on: (i) the election of seven directors; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2023; and (iii) a non-binding advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s definitive Proxy Statement, dated March 9, 2023, for the 2023 Annual Meeting (the “2023 Proxy Statement”).
The final voting results with respect to each of the three proposals are set forth below.
Proposal 1. The shareholders elected seven directors to each serve a one-year term expiring at the Company's Annual Meeting of Shareholders to be held in 2024 and until their respective successors are duly elected and qualified.

Name of Nominee	For	Against	Abstentions	Broker Non-Votes
Scott H. Baxter	43,929,853	863,248	73,539	6,273,922
Ashley D. Goldsmith	43,347,443	1,452,256	66,941	6,273,922
Robert M. Lynch	44,292,865	512,522	61,253	6,273,922
Andrew E. Page	44,396,767	399,090	70,783	6,273,922
Mark L. Schiller	44,313,031	487,484	66,125	6,273,922
Robert K. Shearer	44,113,194	688,361	65,085	6,273,922
Shelley Stewart, Jr.	25,005,574	19,797,150	63,916	6,273,922
Proposal 2. The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2023.

For	Against	Abstentions	Broker Non-Votes
50,866,567	172,727	101,268	0
Proposal 3. The shareholders approved the compensation of the Company’s named executive officers as disclosed in the 2023 Proxy Statement on a non-binding advisory basis.

For	Against	Abstentions	Broker Non-Votes
43,274,316	1,487,514	104,810	6,273,922
Further information concerning the matters voted upon at the 2023 Annual Meeting is contained in the 2023 Proxy Statement.
Item 8.01. Other Events.
On April 21, 2023, Kontoor Brands, Inc. issued a press release announcing that its Board of Directors declared a regular quarterly cash dividend of $0.48 per share of its common stock, payable on June 20, 2023, to shareholders of record at the close of business on June 9, 2023. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to the Bylaws of Kontoor Brands, Inc. effective April 20, 2023.
3.2	Bylaws of Kontoor Brands, Inc., as amended through April 20, 2023.
99.1	Press release issued by Kontoor Brands, Inc. dated April 21, 2023, announcing the quarterly dividend.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KONTOOR BRANDS, INC.
Date: April 21, 2023	By:	/s/ Thomas L. Doerr, Jr.
	Name:	Thomas L. Doerr, Jr.
	Title:	Executive Vice President, General Counsel & Secretary